Exhibit 10.27

ADDENDUM TO SERIES 1 KISS AGREEMENT This Addendum to Series 1 Kiss Agreement ("Agreement") is entered into as of the 22nd day of March, 2019 by and between Electromedical Technologies, Inc., a Delaware corporation (the "Company"), and Blue Ridge Enterprises, LLC, a California Limited Liability Corporation ("BRE"). WHEREAS, on July 9, 2018 the Company and BRE entered into a Series 1 Kiss Agreement in the amount of $35,000; and WHEREAS, the funding for the Kiss Agreement was not fulfilled until November 1, 2018. NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows: 1. The date of issuance for the Kiss Agreement is amended 2018 from July 9, 2018 to November 1. The contributions by Donald Steinberg, individually, to the Company in the amounts of(A) $10,000 on May 30, 2018; (B) $10,000 on June 18, 2018; and (C) $15,000 on November 1, 2018 are hereby credited to the Agreement. 2. All other terms and conditions of the Agreement shall remain in full force and effect. AGREED to the date written above. ELECTROMEDIC L TECHNOLOGIES, INC. By: Matthew N. Wolfson, CEO BLUE RIDGE ENTERPRISES, LLC By: Donald Steinberg, Managing Member Page 1 of 11